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                                                                    EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

            Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Conceptus, Inc., a Delaware corporation (the "Company") hereby certifies, to such officer's knowledge, that:

            (i) the accompanying Quarterly Report on Form 10-Q of the Company for the three months ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

            (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      Date: May 10, 2004                       /s/ Mark M. Sieczkarek
                                               ---------------------------------
                                               Mark M. Sieczkarek
                                               Chief Executive Officer

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                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

            Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Conceptus, Inc., a Delaware corporation (the "Company") hereby certifies, to such officer's knowledge, that:

            (i) the accompanying Quarterly Report on Form 10-Q of the Company for the three months ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

            (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2004                      /s/ Gregory E. Lichtwardt
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                                        Gregory E. Lichtwardt
                                        Executive Vice President, Treasurer and
                                        Chief Financial Officer